EXHIBIT 4.3

COMMON STOCK [SYNAPTICS' LOGO] COMMON STOCK

NUMBER SHARES

SYNAPTICS INCORPORATED
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
PRIVILEGES AND RESTRICTIONS, IF ANY
SEE REVERSE FOR STATEMENT RELATING
TO RIGHTS, PREFERENCES,

CUSIP 87157D 10 9

THIS IS TO CERTIFY THAT
SPECIMEN
IS THE RECORDER HOLDER OF
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE,
OF SYNAPTICS INCORPORATED

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the
facsimile signatures of its duly authorized officers.

Dated:
[INCORPORATED GRAPHIC]
SECRETARY PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE
A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

EXHIBIT 4.3
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM- as tenants in common
                UNIF GIFT MIN ACT - ....Custodian .......
TEN ENT- as tenants by the entireties     (CUST) (Minor)
JT TEN - as joint tenants with right     under Uniform Gifts to
survivorship and not          Minors Act ..............
as tenants in common (State)
UNIF TRF MIN ACT - Custodian (until age .....)
    (CUST)
        ...under Uniform Transfers
    (Minor)
        to Minors Act. .............
(State)

Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[              ]
______________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________Shares
__________________________________________________________________________
of the capital stock represented by the within Certificate, and do hereby irrevocable constitute and appoint
                     Attorney
____________________________________________________________________
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________________
X
_______________________________________
X
_______________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME(S) WRITTEN UPON
THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By________________________________________

EXHIBIT 4.3
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED FOR SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Synaptics Incorporated (the "Company") and American Stock Transfer & Trust Company, as Rights Agent, dated as of August 15, 2002 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.